Exhibit 10.19

Freddie Mac Loan Number: 708050077

Property Name: The Villas At Oak Crest

AMO ID: 1729. 041

Pool: FREDDIE K-709

ALLONGE TO NOTE

This Allonge is to be attached to and become part of that MULTIFAMILY NOTE (CME) dated January 31, 2012 made by VILLAS PARTNERS, LLC, a Delaware limited liability company to CBRE Capital Markets, Inc., in the principal sum of $12,380,000.00.

Pay to the order of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2012-K709, without recourse, representation or warranty, express or implied, except as provided in that certain Mortgage Loan Purchase Agreement, between Wells Fargo Commercial Mortgage Securities, Inc., as Depositor, and Federal Home Loan Mortgage Corporation, as Seller, dated as of June 1, 2012.

FEDERAL HOME LOAN MORTGAGE
CORPORATION, a corporation organized and
existing under the laws of the United States

By:	/s/ Mary Ellen Slavinskas
Mary Ellen Slavinskas
Assistant Treasurer